Exhibit 10.7

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of July 23, 2015 (the “Effective Date”), by and among ViewRay, Inc. (f/k/a Mirax Corp.), a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Annex A hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to herein as “Purchasers” and each individually as a “Purchaser.”

RECITALS

A. This Agreement is being executed by the Company and each Purchaser in connection with the private placement offering (the “Offering”) in one or more closings of a minimum of $40,000,000 (the “Minimum Offering”) and a maximum of $50,000,000 (the “Maximum Offering”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price per share of $5.00 (the “Purchase Price”). With the consent of ViewRay Technologies, Inc., a Delaware corporation (“ViewRay”), the Company may sell up to an additional $10,000,000 of shares of Common Stock at the Purchase Price (the “Over-Allotment Option”). The minimum subscription is $25,000 (5,000 shares) per Purchaser. The Company may accept subscriptions for less than $25,000 in its sole discretion.

B. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

C. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of Common Stock, determined as set forth in Section 3 below (which aggregate amount for all Purchasers together shall be collectively referred to herein as the “Shares”).

D. The Company has engaged Northland Securities, Inc., Trout Capital LLC, Katalyst Securities LLC and MLV & Co. LLC as its co-exclusive placement agents (the “Placement Agents”) for the Offering of the Shares on a “reasonable best efforts” basis, pursuant to which the Placement Agents will be paid a total cash commission of 8% of the aggregate gross proceeds raised from the Purchasers in the Offering and the Over-Allotment Option and will receive warrants to purchase such number of shares of Common Stock equal to 8% of the number of shares of Common Stock sold in the Offering and the Over-Allotment Option, with a term of five years and an exercise price of $5.00 per share, each such warrant substantially in the form attached hereto as Annex B (the “Placement Agent Warrants”); provided, however, that no commission shall be payable and no Placement Agent Warrants shall be issued in connection with the sale of shares of Common Stock in the Offering to any Purchasers that are holders of ViewRay capital stock immediately prior to the date hereof.

E. The transactions described in this Agreement are in connection with a reverse triangular merger (the “Merger”) between a subsidiary of the Company and ViewRay, and certain other transactions, pursuant to which ViewRay will become a wholly-owned subsidiary of the Company (the “Surviving Entity”) and all outstanding capital stock of ViewRay will be cancelled in exchange for shares of Common Stock of the Company.

F. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Annex C (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares, the shares of Common Stock underlying the Placement Agent Warrants (the “Underlying Shares”) and the shares of Common Stock issued in the Merger under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser (severally and not jointly) hereby agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF SECURITIES.

The Company has authorized the sale and issuance of the Shares and the Placement Agent Warrants, on the terms and subject to the conditions set forth in this Agreement. The Shares and the Placement Agent Warrants are referred to collectively as the “Securities.”

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SHARES.

2.1 Sale of Securities. At each Closing (as defined in Section 3), the Company will sell to each Purchaser, and each Purchaser will purchase from the Company, the number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers with respect to such Closing. The aggregate purchase price for the Shares purchased by each Purchaser is set forth opposite such Purchaser’s name on the Schedule of Purchasers.

2.2 Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Shares that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of Securities to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares such other Purchasers have agreed to purchase.

SECTION 3. CLOSING AND DELIVERY.

3.1 Amount. Subject to the terms and conditions set forth in this Agreement, at the closing of the purchase and sale of the Shares (which Shares are set forth in the Schedule of Purchasers) pursuant to this Agreement (the “Closing”), the Company shall issue and sell to each Purchaser listed on Annex A hereto (including each Purchaser who shall be added to Annex A as a Purchaser pursuant to a subsequent Closing hereunder), and each Purchaser listed on Annex A hereto shall, severally and not jointly, purchase from the Company, such number of shares of Common Stock equal to the quotient resulting from dividing (i) the aggregate purchase amount for such Purchaser by (ii) the Purchase Price, rounded down to the nearest whole share of Common Stock. The date of a Closing shall be referred to herein as a “Closing Date.”

3.2 Closing. The initial Closing will not occur unless: (i) funds deposited in escrow as described in Section 3.3 below equal at least the Minimum Offering, and corresponding documentation with respect to such amounts has been delivered by the Purchasers; (ii) the Merger shall have been effected (or is simultaneously effected); and (iii) the other conditions set forth in Sections 6 and 7 have been satisfied or duly waived. Thereafter, the Company may conduct one or more additional Closings for the sale of the Shares until the termination of the Offering. Unless terminated earlier by the Company, the Offering shall continue until the date that is thirty (30) days following the initial Closing Date. Each Closing shall be held at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, or on such other date and place as may be agreed to by the Company and the Purchasers participating in such Closing. At or prior to each Closing, each Purchaser participating in such Closing shall execute any related agreements or other documents required to be executed hereunder, dated as of the applicable Closing Date.

3.3 Form of Payment; Delivery of Shares. On or before each Closing Date, (i) each Purchaser listed on Annex A hereto shall wire transfer immediately available funds for the amount indicated next to such Purchaser’s name on Annex A or deliver a certified check therefor or other lawful consideration acceptable to the Company, in U.S. Dollars, in such amount to Delaware Trust Company, in its capacity as escrow agent (the “Escrow Agent”) pursuant to an escrow agreement entered into, as of the date hereof, by and between the Company and the Escrow Agent (the “Escrow Agreement”), and (ii) the Company shall irrevocably instruct the Company’s transfer agent to deliver to each Purchaser listed on Annex A hereto one or more stock certificates, free and clear of all restrictive and other legends except as expressly provided in Section 5.4 hereof, evidencing the number of Shares such Purchaser is purchasing, calculated in accordance with Section 3.1 above, within three (3) business days after such Closing. The name(s) in which the Shares are to be issued to each Purchaser are set forth in the Purchaser Questionnaire in the form attached hereto as Annex D (the “Purchaser Questionnaire”), as completed by each Purchaser, which shall be provided to the Company no later than the applicable Closing Date.

3.4 Delivery of the Registration Rights Agreement. At the Closing, the Company and each Purchaser shall execute and deliver the Registration Rights Agreement.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

Except as set forth on the Schedule of Exceptions delivered to the Purchasers concurrently with the execution of this Agreement (the “Schedule of Exceptions”) or as otherwise described in the Super 8-K (as defined below) or Term Sheet (as defined below), which disclosures (other than disclosures under “risk factors” or similar disclosures) qualify these representations and warranties in their entirety, the Company hereby represents and warrants to, as of the date hereof and giving effect to the Merger (unless otherwise specified), and covenants with, the Purchasers as follows:

4.1 Organization and Standing. The Company and each of its subsidiaries (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as presently conducted, and (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except in the case of clause (ii) above, to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to result in (a) a material adverse effect on the validity or enforceability of this Agreement, (b) a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, or (c) a material adverse effect on the Company’s ability to perform in any material respect its obligations under this Agreement or the Registration Rights Agreement (any of (a), (b) or (c), a “Material Adverse Effect”).

4.2 Corporate Power; Authorization. The Company has all requisite corporate power and authority, and has taken all requisite corporate action, to execute and deliver this Agreement, the Placement Agent Warrants, the Escrow Agreement and the Registration Rights Agreement (as defined below and, collectively, the “Transaction Documents”), sell and issue the Securities and carry out and perform all of its obligations under the Transaction Documents. Each Transaction Document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by equitable principles generally, including any specific performance and (iii) with respect to the Registration Rights Agreement, as rights to indemnity or contribution may be limited by state or federal laws or public policy underlying such laws. There are no shareholder agreements, voting agreements or other similar arrangements with respect to the Company’s capital stock (i) to which the Company is a party or (ii) between or among any of the Company’s stockholders.

4.3 Issuance and Delivery of the Securities. The Securities have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Underlying Shares have been duly authorized and reserved for issuance and, upon exercise of the Placement Agent Warrants in accordance with their terms, including payment of the exercise price therefore, will be validly issued, fully paid and nonassessable. Assuming the accuracy of the representations made by each Purchaser in Section 5, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

4.4 SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Commission under Sections 13, 14(a) and 15(d) the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since becoming subject to the requirements of the Exchange Act. As of their respective filing dates (or, if amended prior to the date of this Agreement, when amended), all documents filed by the Company with the Commission (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents and the Super 8-K (the “Financial Statements”) present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Exchange Act and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). KLJ & Associates, LLP, who have certified certain financial statements of the Company, delivered their report with respect to the audited consolidated financial statements and schedules included in the SEC Documents, are an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

4.5 Capitalization. The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock and 10,000,000 shares of undesignated preferred stock (the “Preferred Stock”). As of the Effective Date, there are no shares of Preferred Stock issued and outstanding and there are 1,000,000 shares of Common Stock issued and outstanding, of which no shares are owned by the Company. There are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company has no capital stock reserved for issuance, except that, as of the Effective Date, there are 1,507,147 shares of Common Stock reserved for issuance pursuant to options outstanding on such date pursuant to the Company’s 2008 Stock Option and Incentive Plan, 2015 Equity Incentive Plan (the “2015 Plan”) and 2015 Employee Stock Purchase Plan (the “ESPP”) (as well as any automatic increases in the number of shares of the Company’s Common Stock reserved for future issuance under the 2015 Plan and ESPP). There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) (“Voting Debt”) of the Company issued and outstanding. Except as stated above, there are no existing options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock or Voting Debt of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment. Except as provided herein, the issuance of Common Stock or other securities pursuant to any provision of this Agreement or the Placement Agent Warrants will not give rise to any preemptive rights or rights of first refusal on behalf of any person or result in the triggering of any anti-dilution rights. Except as provided in the Registration Rights Agreement, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act.

4.6 Litigation. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Surviving Entity, or its and their property is pending or, to the best knowledge of the Company, threatened that will have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.7 Filings, Consents and Approvals. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company or its subsidiaries is required in connection with the consummation of the transactions contemplated by the Transaction Documents except for (a) the filing of a Form D with the Commission under the Securities Act and compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of any requisite notices and/or application(s) to the OTC Markets for the issuance and sale of the Shares and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby and (c) the filing of one or more registration statements and all amendments thereto with the Commission as contemplated by the Registration Rights Agreement.

4.8 No Default or Consents. Neither the execution, delivery or performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated thereby (including, without limitation, the issuance and sale by the Company of the Securities and the Underlying Shares) will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Surviving Entity pursuant to, (i) the certificate of incorporation or bylaws of the Company or the Surviving Entity, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Surviving Entity is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Surviving Entity of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Surviving Entity or any of its and their properties, except in the case of clauses (ii) and (iii) above, for any conflict, breach or violation of, or imposition that would not, individually or in the aggregate, have a Material Adverse Effect.

4.9 No Material Adverse Change. Since December 31, 2014, (a) there have not been any changes in the authorized capital, assets, liabilities, financial condition, business, material agreements or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse to the business, properties, financial condition or results of operations of the Company and the Surviving Entity; and (b) there has not been a Material Adverse Effect.

4.10 No General Solicitation. Neither the Company nor any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.

4.11 No Integrated Offering. Neither of the Company or any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act or require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

4.12 Intellectual Property. The Company and the Surviving Entity own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s and the Surviving Entity’s business as now conducted or as proposed in the SEC Documents to be conducted (the “Company Intellectual Property”). To the knowledge of the Company, there are no rights of third parties to any Company Intellectual Property, other than as licensed by the Company or the Surviving Entity. To the knowledge of the Company, there is no infringement by third parties of any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or the Surviving Entity’s rights in or to any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Company Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or the Surviving Entity infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others. The Company is not aware of any facts required to be disclosed to the U.S. Patent and Trademark Office (“USPTO”) which have not been disclosed to the USPTO and which would preclude the grant of a patent in connection with any patent application of the Company Intellectual Property or could form the basis of a finding of invalidity with respect to any issued patents of the Company Intellectual Property.

4.13 Disclosure. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. To the knowledge of the executive officers of the Company, all due diligence materials regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company to the Purchasers are, when taken together with the SEC Documents and the Schedule of Exceptions, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.14 Contracts. Each franchise, contract or other document of a character required to be described in the SEC Documents or to be filed as an exhibit to the SEC Documents under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (collectively, the “Material Contracts”) is so described or filed.

4.15 Properties and Assets. The Company and the Surviving Entity own or lease all such properties as are necessary to the conduct of its operations as presently conducted, free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance that would have a Material Adverse Effect.

4.16 Compliance. Except as would not, individually or in the aggregate, result in a Material Adverse Effect: (i) the Company and the Surviving Entity are and have been in compliance with statutes, laws, ordinances, rules and regulations applicable to the Company and the Surviving Entity for the ownership, testing, development, manufacture, packaging, processing, use, labeling, storage, or disposal of any product manufactured by or on behalf of the Company or the Surviving Entity or out-licensed by the Company or the Surviving Entity (a “Company Product”), including without limitation, the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301, et seq., the Public Health Service Act, 42 U.S.C. § 262, similar laws of other governmental entities and the regulations promulgated pursuant to such laws (collectively, “Applicable Laws”); (ii) the Company and the Surviving Entity possess all licenses, certificates, approvals, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws and/or for the ownership of its properties or the conduct of its business as it relates to a Company Product and as described in the SEC Documents (collectively, “Authorizations”) and such Authorizations are valid and in full force and effect and the Company and the Surviving Entity are not in violation of any term of any such Authorizations; (iii) the Company and the Surviving Entity have not received any written notice of adverse finding, warning letter or other written correspondence or notice from the U.S. Food and Drug Administration (the “FDA”) or any other governmental entity alleging or asserting noncompliance with any Applicable Laws or Authorizations relating to a Company Product; (iv) the Company and the Surviving Entity have not received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental entity or third party alleging that any Company Product, operation or activity related to a Company Product is in violation of any Applicable Laws or Authorizations or has any knowledge that any such governmental entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the Company’s knowledge, has there been any noncompliance with or violation of any Applicable Laws by the Company or the Surviving Entity that would reasonably be expected to require the issuance of any such written notice or result in an investigation, corrective action, or enforcement action by the FDA or similar governmental entity with respect to a Company Product; (v) the Company and the Surviving Entity have not received written notice that any governmental entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such governmental entity has threatened or is considering such action with respect to a Company Product; and (vi) the Company and the Surviving Entity have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission). To the Company’s knowledge, neither the Company nor any of its directors, officers, employees or agents, has made, or caused the making of, any false statements on, or material omissions from, any other records or documentation prepared or maintained to comply with the requirements of the FDA or any other governmental entity.

4.17 Taxes. The Company and the Surviving Entity have filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure to so file would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as contemplated in the SEC Documents) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse

Effect, whether or not arising from transactions in the ordinary course of business, except as specifically disclosed in the SEC Documents or Super 8-K.

4.18 Transfer Taxes. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

4.19 Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

4.20 Obligations to Related Parties. There are no obligations of the Company or the Surviving Entity to officers, directors, stockholders, or employees of the Company and the Surviving Entity other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company or the Surviving Entity and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of the officers, directors or, to the best of the Company’s knowledge, stockholders of the Company or any members of their immediate families, is indebted to the Company or the Surviving Entity or has any direct or indirect ownership interest in any firm or corporation with which the Company or the Surviving Entity is affiliated or with which the Company or the Surviving Entity has a business relationship, or any firm or corporation that competes with the Company, other than (a) passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company or the Surviving Entity and (b) investments by venture capital funds with which directors of the Company or the Surviving Entity may be affiliated and service as a board member of a company in connection therewith due to a person’s affiliation with a venture capital fund or similar institutional investor in such company. To the Company’s knowledge, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company or the Surviving Entity (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company or the Surviving Entity).

4.21 No Right of First Refusal. The Company is not obligated to offer the Shares offered hereunder on a right of first refusal to any third parties.

4.22 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonable and customary in the business in which it is engaged; all policies of insurance and fidelity or surety bonds insuring the Company or its businesses, assets, employees, officers and directors are in full force and effect; the Company is in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.23 Price of Common Stock. The Company has not taken, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares, Underlying Shares and the Placement Agent Warrants.

4.24 Governmental Permits, Etc. The Company possesses all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.25 Foreign Corrupt Practices. The Company and the Surviving Entity are not nor, to the knowledge of the Company, any director, officer, agent, or employee of the Company and the Surviving Entity is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

4.26 Labor. No labor problem or dispute with the employees of the Company or the Surviving Entity exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors, that could have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as contemplated in the SEC Documents.

4.27 ERISA. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan that is required to be funded, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or the Surviving Entity that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company and the Surviving Entity that would reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and the Surviving Entity compared to the amount of such contributions made in the most recently completed fiscal year of the Company and the Surviving Entity; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and the Surviving Entity compared to the amount of such obligations in the most recently completed fiscal year of the Company and the Surviving Entity; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company and the Surviving Entity related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company and the Surviving Entity may have any liability.

4.28 Environmental Laws. The Company and the Surviving Entity (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. The Company and the Surviving Entity have not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

4.29 Money Laundering Laws. The operations of the Company and the Surviving Entity are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Surviving Entity with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

4.30 OFAC. The Company and the Surviving Entity are not nor, to the knowledge of the Company, any director, officer, agent or employee of the Company and the Surviving Entity (i) is currently subject to any sanctions administered or imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) (collectively, “Sanctions” and such persons, “Sanction Persons”) or (ii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of any economic Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). The Company and the Surviving Entity are not nor, to the knowledge of the

Company, any director, officer, agent, or employee of the Company or any of its subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, North Korea, Sudan, and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). Except as has been disclosed to the Purchasers or is not material to the analysis under any Sanctions, the Company and the Surviving Entity have not engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company have any plans to increase its dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

4.31 Disclosure Materials. The Confidential and Non-Binding Summary Term Sheet of the Company, dated June 22, 2015, relating to the Offering (as the same may be amended or supplemented) (the “Term Sheet”), any disclosure schedule or other information document, delivered or made available to the Purchaser prior to such Purchaser’s execution of this Agreement, and any such document delivered or made available to the Purchaser after such Purchaser’s execution of this Agreement and prior to the Closing with respect to the Shares to be purchased by such Purchaser hereunder (including, without limitation, a draft of the Current Report on Form 8-K, describing the Merger, the Offering and the related transactions, including “Form 10 information” (as defined in Rule 144(i)(3) under the Securities Act), to be filed by the Company with the Commission within four (4) business days after the closing of the Merger and the initial Closing (the “Super 8-K”) (collectively, the “Disclosure Materials”), taken as a whole, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

5.1 Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

(a) Such Purchaser (if an entity) is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Securities pursuant to this Agreement.

(b) Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. Such Purchaser has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Purchaser acknowledges that the Company has made available the SEC Documents and the Disclosure Materials. Based on the information such Purchaser has deemed appropriate, and without reliance upon any Placement Agent, it has independently made its own legal and financial analysis and decision to enter into the Transaction Documents. Except for the representations and warranties in Section 4, as qualified in accordance with the introductory paragraph of Section 4, such Purchaser is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

(c) The Shares to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Such Purchaser understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

(d) Such Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act. Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by the Transaction Documents (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Purchaser, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under such Purchaser’s charter, bylaws or other constituent document or under any law, rule, regulation, agreement or other obligation by which such Purchaser is bound and (v) are a fit, proper and suitable investment for such Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Shares.

(e) Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such securities. Purchaser further acknowledges and understands that the Company is relying on the representations and warranties made by Purchaser hereunder and that such representations and warranties are a material inducement to the Company to sell the Shares to Purchaser. Purchaser further acknowledges that without such representations and warranties of Purchaser made hereunder, the Company would not enter into this Agreement with Purchaser.

(f) Purchaser understands that no public market now exists, and there may never be a public market for, the Securities, that only a limited public market for the Company’s Common Stock exists and that there can be no assurance that an active public market for the Common Stock will exist or continue to exist.

(g) The execution, delivery and performance by such Purchaser of the Transaction Documents to which such Purchaser is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

(h) Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) and is not affiliated with a registered broker dealer. Purchaser is not party to any agreement for distribution of any of the Shares.

(i) Purchaser shall have completed or caused to be completed and delivered to the Company at no later than the applicable Closing Date, the Purchaser Questionnaire and the Selling Stockholder Questionnaire in the form attached hereto as Annex E (the “Selling Stockholder Questionnaire”) for use in preparation of the Registration Statement, and the answers to the Purchaser Questionnaire and the Selling Stockholder Questionnaire are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the applicable Closing Date and the effective date of the Registration Statement; provided that the Purchasers shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

(j) Such Purchaser understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares.

(k) Such Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act.

(l) Such Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

(m) Such Purchaser did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

(n) Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

(o) Such Purchaser (including any person controlling, controlled by, or under common control with such Purchaser, as the term “control” is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the “HSR Act”)) in connection with the consummation of the transactions contemplated by this Agreement will not be required to and will not complete a filing with the U.S. government pursuant to the HSR Act.

5.2 Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock) (“Short Sales”), of the securities of the Company during the period commencing as of the time that such Purchaser was first contacted by the Company, the Placement Agents or any other person regarding the transactions contemplated hereby and ending immediately prior to the Effective Date. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

5.3 Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.4 Legends.

(a) Purchaser understands that, until such time as the Shares have been sold pursuant to the Registration Statement or the Shares may be sold pursuant to Rule 144 under the Securities Act (“Rule 144”) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the stock certificates evidencing the Shares may bear one or more of the following legends:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH

OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

In addition, book entry notations representing the Securities or the Underlying Shares may contain:

(i) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations.

(ii) Any legend required by the blue sky laws of any other state to the extent such laws are applicable to the sale of such Securities or Underlying Shares hereunder.

(iii) A legend regarding affiliate status of the Purchasers set forth in Annex F hereto, in the form included therein.

(b) The Company agrees that at such time as such legend is no longer required under this Section, it will, no later than three business days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares or Underlying Shares, as applicable and if such Shares are certificated, issued with a restrictive legend, together with such representations and covenants of such Purchaser or such Purchaser’s executing broker as the Company may reasonably require in connection therewith, deliver or cause to be delivered to such Purchaser a book entry position representing such shares that is free from any legend referring to the Securities Act. The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of such Purchaser’s prime broker with the Depository Trust Company (“DTC”). All costs and expenses related to the removal of the legends and the reissuance of any Securities shall be borne by the Company.

(c) The restrictive legend set forth in this section above shall be removed and the Company shall issue a certificate or book entry position without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at DTC or in physical certificated shares, if appropriate, if (i) such Shares and Underlying Shares are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Securities for resale, the Purchaser agrees to only sell such Shares during such time that such registration statement is effective and such Purchaser is not aware or has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company); or (iii) such Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Subject to receipt of such representations, and covenants as are contemplated hereby, following the earlier of (i) the effective date of the Registration Statement or (ii) Rule 144 becoming available for the resale of the Shares and Underlying Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Shares and Underlying Shares and without volume or manner-of-sale restrictions, the Company shall issue to the Company’s transfer agent the instructions with respect to legend removal consistent with this Section. Any fees (with respect to the transfer agent, the Company’s counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.

(d) If the Company shall fail for any reason or for no reason to issue to a Purchaser Shares not bearing the legend set forth in Section 4.1 (b) or (c) within three business days following the receipt by the Company and the Transfer Agent of all documents necessary for the removal of the legend as set forth in Section 4.1(b) (the “Deadline Date”) (such certificate, the “Unlegended Certificate”), then, in addition to all other remedies available to such Purchaser, if on or after the business day immediately following such three business day period, such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the shares of Common Stock to be represented by the Unlegended Certificate that such Purchaser anticipated receiving from the Company without any restrictive legend as a result of such Purchaser’s full compliance with Section 4.1(b) (a “Buy-In”), then the Company shall, within three business days following such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such Shares (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the closing price of the Common Stock on the Deadline Date as reported by the principal trading market. The Purchaser of shares of Common Stock shall provide the Company written notice indicating the amounts payable to such Purchaser in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.

5.5 Restricted Securities. Purchaser understands that offering and sale of the Securities have not been registered under the Securities Act and that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the

Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.6 Additional Transfer Restrictions. Each Purchaser understands that prior to the Merger, the Company was a “shell company” as defined in Rule 12b-2 under the Exchange Act and that upon the filing of the Super 8-K reporting the consummation of the Merger and the Offering and otherwise containing Form 10 information discussed below, the Company will cease to be a shell company. Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Securities) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the Company (a) is no longer a shell company and (b) has filed current “Form 10 information” (as defined in Rule 144(i)) with the Commission reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports. As a result, the restrictive legends on certificates for the Securities cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

5.7 Exculpation Among Purchasers. Purchaser acknowledges that it is not relying upon any other Purchaser, or any officer, director, employee, agent, partner, member or affiliate of any such other Purchaser, in making its investment or decision to invest in the Company. Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities.

SECTION 6. CONDITIONS TO COMPANY’S OBLIGATIONS AT CLOSING.

The Company’s obligation to complete the sale and issuance of the Securities and deliver Securities to each Purchaser, individually, as set forth in the Schedule of Purchasers at each Closing shall be subject to the following conditions to the extent not waived by the Company:

6.1 Receipt of Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Shares being purchased by such Purchaser at such Closing as set forth in the Schedule of Purchasers.

6.2 Representations and Warranties. The representations and warranties made by the Purchasers in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on such Closing Date with the same force and effect as if they had been made on and as of said date. The Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to such Closing Date.

6.3 Receipt of Executed Documents. Such Purchaser shall have executed and delivered to the Company the Registration Rights Agreement, the Purchaser Questionnaire and the Selling Stockholder Questionnaire.

6.4 Effectiveness of the Merger. The Merger shall have been effected (or is simultaneously effected).

6.5 Minimum Offering. The initial Closing shall be at least for the number of shares of Common Stock in the Minimum Offering at the Purchase Price.

SECTION 7. CONDITIONS TO PURCHASERS’ OBLIGATIONS AT CLOSING.

Each Purchaser’s obligation to accept delivery of the Securities and to pay for the Securities shall be subject to the following conditions to the extent not waived by such Purchaser:

7.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects as so qualified) as of, and as if made on, the date of this Agreement and as of such Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to such Closing Date.

7.2 Receipt of Executed Transaction Documents. The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement and the Escrow Agreement.

7.3 Effectiveness of the Merger. The Merger (including the related split-off transaction) shall have been effected (or is simultaneously effected).

7.4 Minimum Offering. The initial Closing shall be at least for the number of shares of Common Stock in the Minimum Offering at the Purchase Price.

7.5 Legal Opinion. Latham & Watkins LLP, special counsel to the Company, shall deliver an opinion addressed to the Purchasers, dated as of such Closing Date, in form and substance reasonably acceptable to the Purchasers.

7.6 Certificate. The Chief Executive Officer or the Chief Financial Officer of the Company shall execute and deliver a certificate addressed to the Purchasers to the effect that the representations and warranties of the Company in Section 4 hereof are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects as so qualified) as of, and as if made on, the date of this Agreement and as of such Closing Date and that the Company has satisfied in all material respects all of the conditions set forth in this Section 7.

7.7 Good Standing. The Company and the Surviving Entity are validly existing as corporations in good standing under the laws of Delaware.

7.8 OTC Markets Approval. In the time and manner required by the OTC Markets, the Company shall prepare and file any additional shares listing application that may be required by the OTC Markets covering all of the Shares and Underlying Shares.

7.9 Judgments. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

7.10 No Suspension. No suspension of trading shall have been imposed by the OTC Markets, the Commission or any other governmental regulatory body with respect to public trading in the Common Stock.

7.11 Lock-up Agreements. Each of the lock-up agreements, duly executed by the persons listed on Schedule I, in the form attached as Annex G hereto shall have been delivered to the Placement Agents on behalf of the Purchasers.

SECTION 8. TERMINATION OF OBLIGATIONS TO EFFECT CLOSING; EFFECTS.

8.1 The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect any Closing shall terminate as follows:

(a) by a Purchaser (with respect to itself only) on or after September 15, 2015, if the initial Closing has not been consummated on or prior to such date;

(b) upon the mutual written consent of the Company and Purchasers that agreed to purchase a majority of the Securities to be issued and sold pursuant to this Agreement;

(c) by the Company if any of the conditions set forth in Section 6 shall have become incapable of fulfillment, and shall not have been waived by the Company; or

(d) by a Purchaser (with respect to itself only) if any of the conditions set forth in Section 7 shall have become incapable of fulfillment, and shall not have been waived by the Purchaser;

provided, however, that, except in the case of clauses (c) and (d) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing. In the case of a termination pursuant to clause (a) above, ViewRay, the Company and the Placement Agents shall, pursuant to the terms of Section 4(iii) of the Escrow Agreement, promptly instruct the Escrow Agent to return to each Purchaser the Purchase Price (without interest and deduction) delivered by such Purchaser to the Escrow Agent.

8.2 Nothing in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

SECTION 9. BROKER’S FEES.

The Company and each Purchaser (severally and not jointly) acknowledge and agree that the Placement Agents are acting as the Company’s placement agents on a co-exclusive basis for the sale of the Shares being offered hereby and will be compensated solely by the Company in such capacity. Except as set forth in the preceding sentence, the Company and each Purchaser (severally and not jointly) hereby represent that there are no other brokers or finders entitled to compensation in connection with the sale of the Shares, and shall indemnify each other for any such fees for which they are responsible.

SECTION 10. ADDITIONAL AGREEMENTS OF THE PARTIES.

10.1 Principal Market Listing. The Company will use commercially reasonable efforts to continue the listing, quotation and/or trading of its Common Stock the national securities exchange, the OTC Markets Group or such other securities market or quotation system, which at the time constitutes the principal securities market for the Common Stock and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

10.2 Access to Information. From the date hereof until the final Closing, the Company will make reasonably available to the Purchasers’ representatives, consultants and their respective counsels for inspection, such information and documents as the Purchasers reasonably request, and will make available at reasonable times and to a reasonable extent officers and employees of the Company to discuss the business and affairs of the Company.

10.3 Termination of Covenants. The provisions of Section 10.1-10.2 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

10.4 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at such Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

10.5 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act)

that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

10.6 Short Sales and Confidentiality after the Date Hereof. Each Purchaser covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

10.7 Securities Laws Disclosure; Publicity. The Company shall file the Super 8-K, including the Transaction Documents as exhibits thereto, with the Commission within four business days of the initial Closing Date. The Company may issue a press release with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any public filing with the Commission or any regulatory agency or the OTC Markets, without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of the Super 8-K and the final Transaction Documents with the Commission; (b) the filing of a Form D with the Commission under the Securities Act and (c) to the extent such disclosure is required by law or OTC Markets regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (c).

10.8 Anti-Dilution Adjustment. As to each Purchaser, during the one hundred eighty (180) days following the initial Closing Date, if the Company makes any issuance, sale, grant of any option or right to purchase or other disposition of any equity security or any equity-linked or related security (including, without limitation, any “equity security” as that term is defined under Rule 405 promulgated under the Securities Act, any securities convertible into such equity securities, any preferred stock or any purchase rights) that is not an Excluded Security (as defined below), for a consideration per share that is less than the Purchase Price (adjusted for stock splits, combinations, dividends and the like occurring after the date hereof) (such lesser price is referred to herein as the “Discounted Purchase Price”) (the foregoing, a “Dilutive Issuance”), then reasonably promptly after such Dilutive Issuance, the Company shall issue to such Purchaser solely with respect to the Shares acquired pursuant to this Agreement, with payment by such

Purchaser of the par value per share as additional consideration, a number of additional shares of Common Stock (the “Additional Shares”) equal to the result of subtracting (B) from (A), where (A) is the number of shares of Common Stock the Purchaser would have received for the amount listed next to such Purchaser’s name on Annex A with respect to such Closing if the Purchaser had paid in respect of its Held Shares the Discounted Purchase Price instead of the Purchase Price (adjusted for stock splits, combinations, dividends and the like occurring after the applicable Closing Date), and (B) is the number of Held Shares initially issued to the Purchaser at the applicable Closing (adjusted for stock splits, combinations, dividends and the like occurring after the applicable Closing Date), in each case where “Held Shares” shall refer to the number of Shares initially purchased by such Purchaser at a Closing hereunder and still held of record and beneficially by such Purchaser at the time of the Dilutive Issuance. Upon any issuance of Additional Shares hereunder, such Additional Shares shall be included as Registrable Securities (as defined in the Registration Rights Agreement). “Excluded Securities” include: (a) shares of Common Stock issued upon exercise or conversion of any exercisable or convertible securities outstanding as of the date hereof; (b) shares of Common Stock or securities convertible into Common Stock issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase agreements, stock option plans or other arrangements that are approved by the Company’s board of directors, including the Company’s 2008 Stock Option and Incentive Plan, 2015 Plan and ESPP; (c) shares of Common Stock or securities convertible into Common Stock issued in connection with acquisitions, asset purchases, licenses, joint ventures, technology license agreements, collaborations or strategic transactions involving the Company and other entities approved by the Company’s board of directors, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital; (d) securities issued to financial institutions or lessors in connection with credit arrangements, equipment financings or lease arrangements,; and (e) shares of Common Stock or securities convertible or exercisable into Common Stock that shall be deemed in writing to be Excluded Securities by holders of a majority of the then Held Shares; provided, however, that for clauses (c) and (d) herein, such securities shall not in the aggregate exceed 5% of the Common Stock then outstanding.

SECTION 11. INDEMNIFICATION.

11.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Purchasers and each Person, if any, who controls any Purchaser within the meaning of the Securities Act (each, an “Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement or any failure of the Company to perform its obligations hereunder, and will reimburse each Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Indemnified Party to comply with the covenants and agreements contained in Section 6 above respecting sale of the Securities (including the Underlying Shares), or (ii) the inaccuracy of any representations made by such Indemnified Party herein.

SECTION 12. NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

(a) if to the Company, to:

ViewRay, Inc.

815 E. Middlefield Road

Mountain View, California 94043

Attention: Chief Financial Officer

Facsimile: (800) 417-3459

E-Mail: ddchandler@viewray.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Attention: Mark Roeder

Facsimile: (650) 463-2600

E-Mail: mark.roeder@lw.com

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

(b) if to the Purchasers, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 13. MISCELLANEOUS.

13.1 Waivers and Amendments. Sections 3, 6 (except for Section 6.5), 7 (except for Sections 7.3 and 7.4) and 10 of this Agreement may be changed, waived, discharged, terminated, modified or amended only via written consent of the Company and holders of at least a majority of the shares of Common Stock after giving effect to the Merger, except as otherwise specified. Section 6.5 may be changed, waived, discharged, terminated, modified or amended only via written consent of the Company. Section 7.4 may be changed, waived, discharged, terminated, modified or amended only via written consent of the Purchasers who are committed to purchase in the initial Closing at least sixty-six and two thirds percent (66 2⁄3%) of the Shares. No other provisions of this Agreement may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and each Purchaser.

13.2 Revocability; Binding Effect. The purchase by the Purchaser hereunder may be revoked prior to the Closing thereon, provided that written notice of revocation is sent and is received by the Company or a Placement Agent at least two (2) business days prior to such Closing. Purchaser hereby acknowledges and agrees that this Agreement shall survive the death or disability of Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Purchaser is more than one person, the obligations of Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

13.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13.5 Replacement of Shares or Warrants. If the Shares are certificated and any certificate or instrument evidencing any Shares or Placement Agent Warrants is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Company’s transfer agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Company’s transfer agent for any losses in connection therewith or, if required by the transfer agent, a bond in such form and amount as is required by the transfer agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares or Placement Agent Warrants. If a replacement certificate or instrument evidencing any Shares or Placement Agent Warrants is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

13.6 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

13.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of San Francisco. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of San Francisco for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

13.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

13.9 Successors and Assigns. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser, without the prior written consent of the Company, or the Company, and the transfer or assignments of the Securities shall be made only in accordance with all applicable laws. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

13.10 Potential Conflicts. The Placement Agents, their sub-agents, legal counsel to the Company and/or their respective affiliates, principals, representatives or employees may now or hereafter own shares of the Company.

13.11 Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the Annexes and the Schedule of Exceptions, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

13.12 Payment of Fees and Expenses. Each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, except as set forth herein. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

13.13 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the final Closing.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

VIEWRAY, INC.
(f/k/a Mirax Corp.)

By:
Name:	Chris A. Raanes
Title:	President and Chief Exeuctive Officer

[Signature Page to Securities Purchase Agreement]

PURCHASER (individual)	PURCHASER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)	Title:

Address of Principal Residence:	Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

E-mail Address:	E-mail Address:

[Signature Page to Securities Purchase Agreement]

ANNEX A

SCHEDULE OF PURCHASERS

ANNEX B

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT.

WARRANT NO. 2015-[ ]	NUMBER OF SHARES: [ ]
DATE OF ISSUANCE: July 23, 2015	(subject to adjustment hereunder)
EXPIRATION DATE: July 23, 2020

WARRANT TO PURCHASE SHARES

OF COMMON STOCK OF

VIEWRAY, INC.

This Warrant is issued to [                    ], or its registered assigns (including any successors or assigns, the “Warrantholder”), in connection with that certain Securities Purchase Agreement, dated as of July 23, 2015, by and among ViewRay, Inc. (f/k/a Mirax Corp.), a Delaware corporation (the “Company”), and each of those persons and entities listed as a Purchaser on Annex A thereto (the “Purchase Agreement”).

1. EXERCISE OF WARRANT.

(a) Number and Exercise Price of Warrant Shares; Expiration Date. Subject to the terms and conditions set forth herein and set forth in the Purchase Agreement, the Warrantholder is entitled to purchase from the Company up to [                ] shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”) (as adjusted from time to time pursuant to the provisions of this Warrant) (the “Warrant Shares”), at a purchase price of $5.00 per share (the “Exercise Price”), on or before 5:00 p.m. New York City time on July 23, 2020 (the “Expiration Date”) (subject to earlier termination of this Warrant as set forth herein).

(b) Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 1(a) above, the Warrantholder may exercise this Warrant in accordance with Section 6 herein, by either:

(1) wire transfer to the Company or cashier’s check drawn on a United States bank made payable to the order of the Company, or

(2) exercising of the right to credit the Exercise Price against the Fair Market Value of the Warrant Shares (as defined below) at the time of exercise (the “Net Exercise”) pursuant to Section 1(c).

Notwithstanding anything herein to the contrary, the Warrantholder shall not be required to physically surrender this Warrant to the Company until the Warrantholder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Warrantholder shall surrender this Warrant to the Company for cancellation within three (3) trading days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Warrantholder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.

(c) Net Exercise. If the Company shall receive written notice from the Warrantholder at the time of exercise of this Warrant that the holder elects to Net Exercise the Warrant, the Company shall deliver to such Warrantholder (without payment by the Warrantholder of any exercise price in cash) that number of Warrant Shares computed using the following formula:

Where

X =	The number of Warrant Shares to be issued to the Warrantholder.

Y =	The number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

A =	The Fair Market Value of one (1) share of Common Stock (at the date of such calculation).

B =	The Exercise Price (as adjusted hereunder to the date of such calculations).

The “Fair Market Value” of one share of Common Stock shall mean (x) the last reported sale price and, if there are no sales, the last reported bid price, of the Common Stock on the business day prior to the date of exercise on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder if Bloomberg Financial Markets is not then reporting sales prices of the Common Stock) (collectively, “Bloomberg”), (y) if the foregoing does not apply, the last sales price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, and, if there are no sales, the last reported bid price of the Common Stock as reported by Bloomberg or, (z) if fair market value cannot be calculated as of such date on either of the foregoing bases, the price determined in good faith by the Company’s Board of Directors.

“Trading Market” shall mean any of the following markets or exchanges: the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

(d) Deemed Exercise. In the event that immediately prior to the close of business on the Expiration Date, the Fair Market Value of one share of Common Stock (as determined in accordance with Section 1(c) above) is greater than the then applicable Exercise Price, this Warrant shall be deemed to be automatically exercised on a net exercise issue basis pursuant to Section 1(c) above, and the Company shall deliver the applicable number of Warrant Shares to the Warrantholder pursuant to the provisions of Section 1(c) above and this Section 1(d).

2. CERTAIN ADJUSTMENTS.

(a) Adjustment of Number of Warrant Shares and Exercise Price. The number and kind of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(1) Subdivisions, Combinations and Other Issuances. If the Company shall at any time after the Date of Issuance but prior to the Expiration Date subdivide its shares of capital stock of the same class as the Warrant Shares, by split-up or otherwise, or combine such shares of capital stock, or issue additional shares of capital stock as a dividend with respect to any shares of such capital stock, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 2(a)(1) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(2) Reclassification, Reorganizations and Consolidation. In case of any reclassification, capital reorganization or change in the capital stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 2(a)(1) above) that occurs after the Date of Issuance, then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Warrantholder, so that the Warrantholder shall thereafter have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and/or other securities or property (including, if applicable, cash) receivable in connection with such reclassification, reorganization or change by a holder of the same number and type of securities as were purchasable as Warrant Shares by the Warrantholders immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Warrantholder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder, provided the aggregate

Exercise Price shall remain the same (and, for the avoidance of doubt, this Warrant shall be exclusively exercisable for such shares of stock and/or other securities or property from and after the consummation of such reclassification or other change in the capital stock of the Company).

(3) Adjustment of Exercise Price Upon Subsequent Equity Sales. During the one hundred eighty (180) days following the initial Closing Date (as defined in the Purchase Agreement), if the Company makes any issuance, sale, grant of any option or right to purchase or other disposition of any equity security or any equity-linked or related security (including, without limitation, any “equity security” as that term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), any securities convertible into such equity securities, any preferred stock or any purchase rights) that is not an Excluded Security (as such term is defined in the Purchase Agreement, excluding the securities referred to in clause (e) therein) (the “Additional Securities”), for a consideration per share that is less than the Exercise Price (adjusted for stock splits, combinations, dividends and the like occurring after the date hereof) (such lesser price is referred to herein as the “Discounted Exercise Price”) (the foregoing, a “Dilutive Issuance”), then the then Exercise Price shall be reduced, concurrently with such Dilutive Issuance, to a price (calculated to the nearest cent) determined in accordance with the following formula:

CP2 = CP1* (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(1) “CP2” shall mean the Exercise Price in effect immediately after such issuance of Additional Securities;

(2) “CP1” shall mean the Exercise Price in effect immediately prior to such issuance of Additional Securities;

(3) “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issuance of Additional Securities (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of outstanding options immediately prior to such issuance and all shares of Common Stock issuable upon exercise of the Company’s convertible securities outstanding immediately prior to such issuance or upon conversion or exchange of convertible securities (including the Warrants) outstanding (assuming exercise of any outstanding convertible securities therefor) immediately prior to such issuance);

(4) “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Securities had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Company in respect of such issuance by CP1); and

(5) “C” shall mean the number of such Additional Securities issued in such transaction.

(b) Notice to Warrantholder. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Change of Control or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Warrantholder a notice of such transaction at least 15 business days prior to the applicable record or effective date on which a person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 2, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(d) Treatment of Warrant upon a Change of Control.

(1) If, at any time while this Warrant is outstanding, the Company consummates a Change of Control, then a holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Change of Control if it had been, immediately prior to such Change of Control, a holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The Company shall not effect any such Change of Control unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder, such Alternate Consideration as, in accordance with the foregoing provisions, the holder may be entitled to purchase, and the other obligations under this Warrant.

(2) As used in this Warrant, a “Change of Control” shall mean (i) a merger or consolidation of the Company with another corporation (other than a merger effected exclusively for the purpose of changing the domicile of the Company), (ii) the sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets or all or a majority of the outstanding voting shares of capital stock of the Company, (iii) a purchase, tender or exchange offer accepted by the holders of a majority of the outstanding voting shares of capital stock of the Company, or (iv) a “person” or “group” (as these terms are used for purposes of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly at least a majority of the voting power of the capital stock of the Company.

3. NO FRACTIONAL SHARES. No fractional Warrant Shares or scrip representing fractional shares will be issued upon exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one Warrant Share.

4. NO STOCKHOLDER RIGHTS. Until the exercise of this Warrant or any portion of this Warrant, the Warrantholder shall not have, nor exercise, any rights as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of the Company) except as provided in Section 9 below.

5. RESERVATION OF STOCK. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock (or other securities, if applicable) to provide for the issuance of Warrant Shares (or other securities) upon the exercise of this Warrant.

6. MECHANICS OF EXERCISE.

(a) Delivery of Warrant Shares Upon Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, by delivering to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Warrantholder at the address of the Warrantholder appearing on the books of the Company) a completed and duly executed copy of the Notice of Exercise in the form attached hereto as Exhibit A by facsimile or e-mail attachment together with payment in full of the Exercise Price (unless the Warrantholder has elected to Net Exercise) then in effect with respect to the number of Warrant Shares as to which the Warrant is being exercised. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the delivery to the Company of the Notice of Exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Warrant Shares purchased hereunder shall be transmitted by the Company’s transfer agent to the holder by crediting the account of the holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the holder or (B) the shares are eligible for resale by the holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the holder in the Notice of Exercise by the end of the day on the date that is three (3) trading days from the delivery to the Company of the Notice of Exercise and payment of the aggregate Exercise Price (unless exercised by means of a cashless exercise pursuant to Section 1(c)). The Warrant Shares shall be deemed to have been issued, and the holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by Net Exercise) and all taxes required to be paid by the holder, if any, prior to the issuance of such shares, having been paid.

(b) Warrantholder’s Exercise Limitations. A holder shall not have the right to exercise this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the holder (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the holder that the Company is not representing to the holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 6(b) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the holder, and the submission of a Notice of Exercise shall be deemed to be the holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the holder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercise of the Warrant that are not in compliance with the Beneficial Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(b), in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a holder, the Company shall within two trading days confirm in writing to the holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in strict conformity with the terms of this Section 6(b) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

7. CERTIFICATE OF ADJUSTMENT. Whenever the Exercise Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the

Company shall, at its expense, promptly deliver to the Warrantholder a certificate of an officer of the Company setting forth the nature of such adjustment and showing in detail the facts upon which such adjustment is based.

8. COMPLIANCE WITH SECURITIES LAWS.

(a) The Warrantholder understands that this Warrant and the Warrant Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations this Warrant and the Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Warrantholder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(b) Prior and as a condition to the sale or transfer of the Warrant Shares issuable upon exercise of this Warrant, the Warrantholder shall furnish to the Company such certificates, representations, agreements and other information, including an opinion of counsel, as the Company or the Company’s transfer agent reasonably may require to confirm that such sale or transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, unless such Warrant Shares are being sold or transferred pursuant to an effective registration statement.

(c) The Warrantholder acknowledges that the Company may place a restrictive legend on the Warrant Shares issuable upon exercise of this Warrant in order to comply with applicable securities laws, in substantially the following form and substance, unless such Warrant Shares are otherwise freely tradable under Rule 144 of the Securities Act:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE

REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

9. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10. NO IMPAIRMENT. Except to the extent as may be waived by the holder of this Warrant, the Company will not, by amendment of its charter or through a Change of Control, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

11. TRADING DAYS. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be other than a day on which the Common Stock is traded on the Trading Market or, if a Trading Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, then such action may be taken or such right may be exercised on the next succeeding day on which the Common Stock is so traded.

12. TRANSFERS; EXCHANGES. (a) Subject to compliance with applicable federal and state securities laws and Section 8 hereof, this Warrant may be transferred by the Warrantholder with respect to any or all of the Warrant Shares purchasable hereunder. For a transfer of this Warrant as an entirety by the Warrantholder, upon surrender of this Warrant to the Company, together with the Notice of Assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Warrantholder, the Company shall issue a new Warrant of the same denomination to the assignee. For a transfer of this Warrant with respect to a portion of the Warrant Shares purchasable hereunder, upon surrender of this Warrant to the Company, together with the Notice of Assignment in the form attached hereto as Exhibit B duly completed and executed on behalf of the Warrantholder, the Company shall issue a new Warrant to the assignee, in such denomination as shall be requested by the Warrantholder, and shall issue to the Warrantholder a new Warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(b) This Warrant is exchangeable, without expense, at the option of the Warrantholder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company together with a written notice specifying the denominations in which new warrants are to be issued to the Warrantholder and signed by the Warrantholder hereof. The term “Warrants” as used herein includes any warrants into which this Warrant may be divided or exchanged.

13. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without the application of principles of conflicts of laws that would result in any law other than the laws of the State of California. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows: (a) if to the Company, at 815 E. Middlefield Road, Mountain View, California 94043, Attention: Chief Financial Officer, Facsimile: (800) 417-3459, Email: ddchandler@viewray.com; with a copy to (which shall not constitute notice) Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, Attention: Mark Roeder, Facsimile: (650) 463-2600, E-Mail: mark.roeder@lw.com; and (b) if to the Warrantholder, at such address or addresses (including copies to counsel) as may have been furnished by the Warrantholder to the Company in writing. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

[Signature Page Follows]

IN WITNESS WHEREOF, this Common Stock Purchase Warrant is issued effective as of the date first set forth above.

VIEWRAY, INC.

By:
Name:	D. David Chandler
Title:	Chief Financial Officer

Signature Page to Warrant No. 2015-«Warrant No»

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of Warrant)

To: ViewRay, Inc.

The undersigned, the Warrantholder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,                      (                ) shares of Common Stock of ViewRay, Inc. and (choose one)

                     herewith makes payment of                      Dollars ($        ) thereof

or

                     elects to Net Exercise the Warrant pursuant to Section 1(b)(2) thereof.

The undersigned requests that the certificates or book entry position evidencing the shares to be acquired pursuant to such exercise be issued in the name of, and delivered to                                         , whose address is                                                                                  .

By its signature below the undersigned hereby represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the attached Warrant as of the date hereof, including Section 8 thereof.

DATED:

(Signature must conform in all respects to name of the Warrantholder as specified on the face of the Warrant)

[ ]
Address:

EXHIBIT B

NOTICE OF ASSIGNMENT FORM

FOR VALUE RECEIVED, [                    ] (the “Assignor”) hereby sells, assigns and transfers all of the rights of the undersigned Assignor under the attached Warrant with respect to the number of shares of common stock of ViewRay, Inc. (the “Company”) covered thereby set forth below, to the following “Assignee” and, in connection with such transfer, represents and warrants to the Company that the transfer is in compliance with Section 8 of the Warrant and applicable federal and state securities laws:

NAME OF ASSIGNEE	ADDRESS/FAX NUMBER

Number of shares:

Dated:	Signature:

Witness:

ASSIGNEE ACKNOWLEDGMENT

The undersigned Assignee acknowledges that it has reviewed the attached Warrant and by its signature below it hereby represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the Warrant as of the date hereof, including Section 8 thereof.

Signature:

By:
Its:

Address:

ANNEX C

REGISTRATION RIGHTS AGREEMENT

ANNEX D

PURCHASER QUESTIONNAIRE

ANNEX D

PURCHASER QUESTIONNAIRE

How to subscribe for Shares in the private offering of

ViewRay Incorporated (formerly known as Mirax Corp.):

1.	Complete and sign the Signature Pages for the Securities Purchase Agreement and Registration Rights Agreement.

2.	Complete and sign the Investor Certification Questionnaire.

3.	Complete and sign the Investor Profile.

4.	Complete and sign the Anti-Money Laundering Information Form.

5.	Fax or email all forms and then send all signed original documents to:

CKR LAW LLP

1330 Avenue of the Americas

New York, NY 10019

Facsimile Number: (212) 400-6901

Telephone Number: (212) 400-6900

Attn: xxxxxxx

E-mail Address: xxxxxx@CKRlaw.com

6.	If you are paying the Purchase Price by check, a certified or other bank check for the exact dollar amount of the Purchase Price for the number of Shares you are purchasing should be made payable to the order of “Delaware Trust Company, as Escrow Agent for ViewRay Incorporated, 79-2431” and should be sent directly to Delaware Trust Company, 2711 Centerville Road, One Little Falls Centre, Wilmington, DE 19808, Attn: xxxxxxxx.

Checks take up to 5 business days to clear. A check must be received by the Escrow Agent at least 6 business days before the closing date.

7.	If you are paying the Purchase Price by wire transfer, you should send a wire transfer for the exact dollar amount of the Purchase Price for the number of Shares you are purchasing according to the following instructions:

Bank:	PNC Bank 300 Delaware Avenue Wilmington, DE 19899
ABA Routing #:	xxxxxxxxx
SWIFT CODE:	xxxxxxxxx
Account Name:	Delaware Trust Company
Account #:	xxxxxxxxxx
Reference:	“FFC: ViewRay Incorporated Escrow 79-2431 – [INSERT INVESTOR’S NAME]”
Delaware Trust Contact:	Alan R. Halpern

Thank you for your interest,

ViewRay Incorporated

PURCHASER (individual)	PURCHASER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)	Title:

Address of Principal Residence:	Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

E-mail Address:	E-mail Address:

	X	$5.00	=	$
Number of Shares		Purchase Price per Share		Total Purchase Price

[Signature Page to Securities Purchase Agreement]

PURCHASER (individual)	PURCHASER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)	Title:

Address of Principal Residence:	Address of Executive Offices:

[Signature Page to Registration Rights Agreement]

ViewRay Incorporated. (formerly known as Mirax Corp.)

INVESTOR CERTIFICATION QUESTIONNAIRE

To: ViewRay Incorporated

This Investor Certification Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.01 per share (the “Securities”), of ViewRay Incorporated, a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Corporation to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Corporation.

☐	(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐	(3)	An insurance company as defined in Section 2(13) of the Securities Act;

☐	(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

☐	(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	(6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	(7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance

		company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	(8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐	(10)

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Corporation;

☐	(11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (exclusive of the value of that person’s primary residence);

☐	(12)

A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

☐	(13)	An executive officer or director of the Corporation;

☐	(14)

An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

PART B. BAD ACTOR QUESTIONNAIRE

You must fill out Part B of the only if one following categories applies to you in connection with the offer and sale of the Securities by the Corporation (the “Offering”).

•	any director, executive officer, other officer participating in the Offering;

•	general partner or managing member of the Corporation;

•	any beneficial owner of 20% of more of the Corporation’s outstanding voting equity securities, calculated on the basis of voting power;

•	any promoter connected with the Corporation in any capacity at the time of such sale;

•	any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Offering;

•	any general partner or managing member of any such investment manager or solicitor; or

•	any director, executive officer or other officer participating in the Offering of any such investment manager or solicitor or general partner or managing member of such investment manager or solicitor.

1.	During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?

Yes	☐	(If yes, please continue to Question 1.a)

No	☐	(If no, please continue to Question 2)

a)	If your answer to Question 1 was “yes”, was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the “SEC”); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes	☐	No	☐

2.	Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

Yes	☐	(If yes, please continue to Question 2.a)

No	☐	(If no, please continue to Question 3)

a)	If your answer to Question 2 was “yes”, does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes	☐	No	☐

3.	Are you subject to any final order[1] of any governmental commission, authority, agency or officer[2] related to any securities, insurance or banking matter?

Yes	☐	(If yes, please continue to Question 3.a)

No	☐	(If no, please continue to Question 4)

a)	If your answer to Question 3 was “yes”:

i)	Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

[1]	A “final order” is defined under Rule 501(g) as a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under applicable statutory authority that provides for notice and an opportunity for a hearing, and that constitutes a final disposition or action by such federal or state agency.
[2]	You may limit your response to final orders of: (i) state securities commissions (or state agencies/officers that perform a similar function); (ii) state authorities that supervise or examine banks, savings associations or credit unions; (iii) state insurance commissions (or state agencies/officers that perform a similar function); (iv) federal banking agencies; (v) the U.S. Commodity Futures Trading Commission; or (vi) the U.S. National Credit Union Administration.

Yes	☐	No	☐

ii)	Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

Yes	☐	No	☐

4.	Are you subject to any SEC disciplinary order?[3]

Yes	☐	(If yes, please continue to Question 4.a)

No	☐	(If no, please continue to Question 5)

a)	If your answer to Question 4 was “yes”, does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

5.	Are you subject to any SEC cease and desist order entered within the past five years?

Yes	☐	(If yes, please continue to Question 5.a)

No	☐	(If no, please continue to Question 6)

a)	If your answer to Question 5 was “yes”, does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge-based anti-fraud provision of the U.S. federal securities laws[4] or (ii) Section 5 of the Securities Act?

Yes	☐	No	☐

6.	Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

Yes	☐	(If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)[5]

No	☐	(If no, please continue to Question 7)

7.	Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes	☐	(If yes, please continue to Question 7.a)

No	☐	(If no, please continue to Question 8)

[3]	You may limit your response to disciplinary orders issued pursuant to Sections 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Advisers Act”).
[4]	Including (but not limited to) Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder.
[5]	In providing additional information, please explain whether or not the suspension or expulsion resulted from “any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.”

a)	If your answer to Question 7 was “yes”:

i)	During the past five years, was any such registration statement or Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?

Yes	☐	No	☐

ii)	Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes	☐	No	☐

8.	Are you subject to a U.S. Postal Service false representation order entered within the past five years?

Yes	☐	No	☐

9.	Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes	☐	No	☐

10.	Describe any facts or circumstances that caused you to answer “yes” to any Question (indicating the corresponding Question number). Attach additional pages if necessary.

A.	FOR EXECUTION BY AN INDIVIDUAL:

By:

Print Name:

Date

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:

By:

Print Name:

Title:

Date

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By:

Print Name:

Title:

Date

Entity Name:

By:

Print Name:

Title:

Date

ViewRay Incorporated. (formerly known as Mirax Corp.)

Investor Profile

(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):

Individual executing Profile or Trustee:

Social Security Numbers / Federal I.D. Number:

Date of Birth:	Marital Status:
Joint Party Date of Birth:	Investment Experience (Years):
Annual Income:	Liquid Net Worth:
Net Worth*:

Tax Bracket:	15% or below	25% - 27.5%	Over 27.5%

Home Street Address:
Home City, State & Zip Code:

Home Phone:	Home Fax:	Home Email:

Employer:

Employer Street Address:

Employer City, State & Zip Code:

Bus. Phone:	Bus. Fax:	Bus. Email:

Type of Business:

Outside Broker/Dealer:

Section B – Certificate Delivery Instructions

Please deliver certificate to the Employer Address listed in Section A.
Please deliver certificate to the Home Address listed in Section A.
Please deliver certificate to the following address:

Section C – Form of Payment – Check or Wire Transfer

Check payable to Delaware Trust Company, as Escrow Agent for ViewRay Incorporated, ACCT# 79-2431
Wire funds from my outside account according to the instructions of the Securities Purchase Agreement.
The funds for this investment are rolled over, tax deferred from within the allowed 60 day window.

Please check if you are a FINRA member or affiliate of a FINRA member firm:

Investor Signature	Date

*	For purposes of calculating your net worth in this form, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is money laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws. As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

ANTI-MONEY LAUNDERING INFORMATION FORM

The following is required in accordance with the AML provision of the USA PATRIOT ACT.

(Please fill out and return with requested documentation.)

INVESTOR NAME:

LEGAL ADDRESS:

SSN# or TAX ID# OF INVESTOR:

YEARLY INCOME:

NET WORTH:	*

*	For purposes of calculating your net worth in this form, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.

INVESTMENT OBJECTIVE(S) (FOR ALL INVESTORS):

ADDRESS OF BUSINESS OR OF EMPLOYER:

FOR INVESTORS WHO ARE INDIVIDUALS: AGE:

FOR INVESTORS WHO ARE INDIVIDUALS: OCCUPATION:

FOR INVESTORS WHO ARE ENTITIES: TYPE OF BUSINESS:

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1.	Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature. The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.

Current Driver’s License	or	Valid Passport	or	Identity Card
(Circle one or more)

2.	If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.	Please advise where the funds were derived from to make the proposed investment:

Investments	Savings	Proceeds of Sale	Other
(Circle one or more)

Signature:

Print Name:

Title (if applicable):

Date:

ANNEX E

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Name of Selling Stockholder (please print)

VIEWRAY INCORPORATED

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

IMPORTANT: IMMEDIATE ATTENTION REQUIRED

This Questionnaire is being furnished to all persons or entities (the “Purchasers”) electing to purchase shares of Common Stock (“Common Stock”) of ViewRay Incorporated (the “Company”) pursuant to the Securities Purchase Agreement by and among the Company and each of those persons and entities listed as a Purchaser on Annex A thereto (the “Purchase Agreement”) to which this Questionnaire is an Annex. This Questionnaire relates to certain information required to be disclosed in the Registration Statement on Form S-1 being prepared by the Company for filing with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement entered into by and among the Company and the Purchasers (the “Registration Rights Agreement”) in connection with the Purchase Agreement. The Company must receive a completed Questionnaire from each Purchaser in order to include such Purchaser’s shares of Common Stock in the Registration Statement.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process. The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Company and to the individuals who furnish the information. Accordingly, Purchasers are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related prospectus.

PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate. Please complete, sign and return one copy of this Questionnaire by facsimile, email or overnight courier as soon as possible.

Latham & Watkins

140 Scott Drive

Menlo Park, CA 94025

Attn:

Fax: (650) 463-2600

xxxxx@lw.com

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any changes that may occur to your situation. If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact xxxxx at: (650) 463-xxxx.

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PART I - STOCK OWNERSHIP

Item 1. Beneficial Ownership.

a. Deemed Beneficial Ownership. Please state the amount of securities of the Company you own on the date you complete this Questionnaire. (If none, please so state in each case.)

Amount Beneficially Owned[1]	Number of Shares of Common Stock Owned

Please state the number of shares owned by you or by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”[1]:

Total Shares:

Of such shares:

Shares as to which you have sole voting power:

Shares as to which you have shared voting power:

Shares as to which you have sole investment power:

Shares as to which you have shared investment power:

Shares which you will have a right to acquire before 60 days after the date you complete this questionnaire through the exercise of options, warrants or otherwise:

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Do you have any present plans to exercise options or otherwise acquire, dispose of or to transfer shares of Common Stock of the Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed?

Answer:

If so, please describe.

b. Pledged Securities. If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c. Disclaimer of Beneficial Ownership. Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

d. Shared Voting or Investment Power over Securities. Will any person be deemed to have beneficial ownership over any of the Securities purchased by you pursuant to the Purchase Agreement?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the Securities in question.

Name and Address of Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

Item 2. Major Shareholders. Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company’s Common Stock.

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Answer:

Item 3. Change of Control. Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

Item 4. Relationship with the Company. Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Name	Nature of Relationship

Item 5. Broker-Dealer Status. Is the Purchaser a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

Note that the Company will be required to identify any registered broker-dealer as an underwriter in the prospectus.

If so, please answer the remaining questions in this section.

a. If the Purchaser is a registered broker-dealer, please indicate whether the Purchaser purchased its Common Stock for investment or acquired them as transaction-based compensation for investment banking or similar services.

Answer:

Note: if the Purchaser is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, the Company is required to identify the Purchaser as an underwriter in the Registration Statement and related prospectus.

b. Is the Purchaser an affiliate of a registered broker-dealer? For purposes of this Question, an “affiliate” of a specified person or entity means a person or entity that directly, or

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indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐ Yes.

☐ No.

If so, please answer the remaining questions in this section.

i. Please describe the affiliation between the Purchaser and any registered broker-dealers:

ii. If the Common Stock were received by the Purchaser other than in the ordinary course of business, please describe the circumstances:

iii. If the Purchaser, at the time of its receipt of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute the Common Stock, please describe such agreements or understandings:

Note that if the Purchaser is an affiliate of a broker-dealer and did not receive its Common Stock in the ordinary course of business or at the time of receipt had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Purchaser as an underwriter in the prospectus.

Item 6. Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities (as defined in the Registration Rights Agreement).

a. Is the Purchaser a natural person?

☐ Yes.

☐ No.

b. Is the Purchaser required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Form 10-K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

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☐ Yes.

☐ No.

c. Is the Purchaser an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

☐ Yes.

☐ No.

If a subsidiary, please identify the publicly held parent entity:

d. If you answered “no” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Purchaser (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercises sole or shared voting or dispositive power over the Registrable Securities:

***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

PART II - CERTAIN TRANSACTIONS

Item 7. Transactions with the Company. If you, any of your associates2, or any member of your immediate family3 had or will have any direct or indirect material interest in any transactions4 or series of transactions to which the Company or any of its subsidiaries was a party at any time since June 1, 2013, or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction. If the answer is “none”, please so state.

Answer:

Item 8. Third Party Payments. Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.

Answer:

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PART III – PLAN OF DISTRIBUTION

The selling stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. The selling stockholders may use one or more of the following methods when disposing of the shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through brokers, dealers or underwriters that may act solely as agents;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of disposition; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, or Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

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The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling stockholder that a donee or pledge intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of the shares of common stock or interests in shares of common stock, the selling stockholders may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The maximum commission or

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discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

We have advised the selling stockholders that they are required to comply with Regulation M promulgated under the Securities and Exchange Act during such time as they may be engaged in a distribution of the shares. The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling securityholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling securityholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

We are required to pay all fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (b) the date on which the shares of common stock covered by this prospectus may be sold by non-affiliates without any volume limitations or pursuant to Rule 144 of the Securities Act.

*        *        *

The undersigned has reviewed the Plan of Distribution set forth above and does not have a present intention of effecting a sale in a manner not described therein.

Agree	Disagree
(If left blank, response will be deemed to be “Agree”.)

The undersigned hereby represents that the undersigned understands, pursuant to Interpretation A.65 in the Securities and Exchange Commission, Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997, a copy of which is attached hereto as Exhibit 1, that the undersigned may not make any short sale of the Common Stock prior to the effectiveness of the Registration Statement, and further covenants to the Company that the undersigned will not engage in any short sales of such stock to be registered under the Registration Statement prior to its effectiveness.

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SIGNATURE

The undersigned understands that the Company anticipates filing the Registration Statement within the time frame set forth in the Registration Rights Agreement. If at any time any of the information set forth in my responses to this Questionnaire has materially changed due to passage of time, or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, the undersigned agrees to furnish as soon as practicable to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

Upon any sale of Common Stock pursuant to the Registration Statement, the undersigned hereby agrees to deliver to the Company and the Company’s transfer agent the Certificate of Subsequent Sale set forth in Exhibit I hereto.

The undersigned understands that the information that the undersigned is furnishing to the Company herein will be used by the Company in the preparation of the Registration Statement.

Name of Purchaser:

Date: , 2015	Signature:

Print Name:

Title (if applicable):

Address:

Street

City State Zip Code

Telephone Number

Facsimile Number

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FOOTNOTES

1.	Beneficial Ownership. You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares. Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you. In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

2.	Associate. The term “associate”, as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary. The term “relative of yours” as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

Please identify your associate referred to in your answer and indicate your relationship.

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3.	Immediate Family. The members of your “immediate family” are deemed to include the following: your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons- and daughters-in-law; and your brothers- and sisters-in-law.

4.	Transactions. The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in transactions are to be disclosed. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.

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Exhibit 1

Securities Act Sections Compliance and Disclosure Interpretations Section 239.10: “An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

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Exhibit I

CERTIFICATE OF SUBSEQUENT SALE

Globex Transfer, LLC

RE:	Sale of Shares of Common Stock of ViewRay Incorporated (the “Company”) pursuant to the Company’s Prospectus dated , (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Book Entry Position or Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) or evidence of a book entry position representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate or book entry position for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate. Notwithstanding the foregoing, in the event that the undersigned executes and delivers to you and to the Company the certification set forth on Annex I, upon instructions from the Company, you should return to the undersigned a newly issued certificate or book entry position for such excess shares of Common Stock in the name of the Record Holder without any restrictive legend. In addition, no subsequent certification will be required to be delivered to you by the undersigned provided that the representations and warranties set forth on Annex I have been delivered to you and continue to be accurate.

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Very truly yours,

Dated:	By:

Print Name:

Title:

cc: ViewRay Incorporated 2 Thermo Fisher Way Oakwood Village, OH 44146 Attn: Chief Financial Officer

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Annex I

In connection with any excess shares to be returned to the Selling Stockholder upon a sale of shares of Common Stock of ViewRay Incorporated (the “Company”) included in the table of Selling Stockholders in the Prospectus, the undersigned hereby certifies to the Company and Globex Transfer, LLC, that:

1. In connection with the sale by the undersigned stockholder of any of the shares of Common Stock, the undersigned stockholder will deliver a copy of the Prospectus included in the Registration Statement to the purchaser directly or through the undersigned stockholder’s broker-dealer in compliance with the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934.

2. Any such sale will be made only in the manner described under “Plan of Distribution” in the Prospectus.

3. The undersigned stockholder will only sell the shares of Common Stock while the Registration Statement is effective, unless another exemption from registration is available.

4. The Company and its attorneys may rely on this letter to the same extent as if it were addressed to them.

5. The undersigned stockholder agrees to notify you immediately of any development or occurrence which to his, her or its knowledge would render any of the foregoing representations and agreements inaccurate.

All terms not defined herein are as defined in the Securities Purchase Agreement entered into in July 2015 among the Company and the Purchasers.

Very truly yours,

Dated:	By:

Print Name:

Title:

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ANNEX F

FORM OF AFFILIATE LEGEND

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD BY AN AFFILIATE OF THE ISSUER AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 144 OR PURSUANT TO A REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM SUCH REGISTRATION.”

ANNEX G

FORM OF LOCK-UP AGREEMENT

SCHEDULE I

LIST OF LOCK-UP PARTIES

Aisling Capital II, LP

Beacon Bioventures Fund II, Limited Partnership

OrbiMed Private Investments III, LP

OrbiMed Associates III, LP

Thomas Weisel Healthcare Venture Partners, L.P.

Kearny Venture Partners, L.P.

Kearny Venture Partners Entrepreneurs’ Fund, L.P.

Chris A. Raanes

James F. Dempsey, Ph.D.

David Chandler

Michael Brandt

Doug Keare

Joshua Bilenker, M.D.

David Bonita, M.D.

Caley Castelein, M.D.

Mark S. Gold, M.D.

Aditya Puri

Mark Tompkins